                                                                    EXHIBIT 99.1


                        LETTER OF TRANSMITTAL AND CONSENT

                                 SHOLODGE, INC.
                                 EXCHANGE OFFERS
                                       FOR
          9.75% SENIOR SUBORDINATED NOTES, SERIES A, DUE NOVEMBER 2006
                                       AND
          9.55% SENIOR SUBORDINATED NOTES, SERIES B, DUE SEPTEMBER 2007
                                       AND
        SOLICITATION OF CONSENTS FOR AMENDMENTS TO THE RELATED INDENTURE

               THE EXCHANGE OFFERS WILL EXPIRE AT 12:00 MIDNIGHT,
                    NEW YORK CITY TIME, ON        , 2003
            (THE "EXPIRATION DATE") UNLESS EXTENDED BY SHOLODGE, INC.

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                BY MAIL                                 BY HAND                         BY OVERNIGHT DELIVERY

      DB Services Tennessee, Inc.         Deutsche Bank Trust Company Americas       DB Services Tennessee, Inc.
          Reorganization Unit              C/O The Depository Trust Clearing     Corporate Trust & Advisory Services
            P.O. Box 292737                           Corporation                        Reorganization Unit
        Nashville, TN 37229-2737               55 Water Street, 1st Floor              648 Grassmere Park Road
                                                 Jeanette Park Entrance                  Nashville, TN 37211
                                                   New York, NY 10041

            By Facsimile:                          By Telephone:
           (615) 835-3701                         (800)735-7777
            ---  --- ----                          --- --- ----
  (For Eligible Institutions Only)

         DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

         The undersigned acknowledges receipt of the Prospectus dated     , 2003
(the "Prospectus") of ShoLodge, Inc. (the "Company") and this Letter of Transmittal and Consent (the "Letter of Transmittal and Consent"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of 10.15% Senior Subordinated Notes, Series A-1, due 2006 ("Series A-1 Notes"), for each $1,000 principal amount of 9.75% Senior Subordinated Notes, Series A, due 2006 ("Series A Notes") tendered in the offer and $1,000 principal amount of 9.95% Senior Subordinated Notes, Series B-1, due 2007 ("Series B-1 Notes," and together with the Series A-1 Notes, the "New Notes") for each $1,000 principal amount of 9.55% Senior Subordinated Notes, Series B, due 2007 ("Series B Notes," and together with the Series A Notes, the "Old Notes"), tendered in the offer. The terms of the New Notes will be identical in all respects, other than interest rate, to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer.

         This Letter of Transmittal and Consent is to be used to accept one or more of the Exchange Offers and to consent to certain amendments to the indenture governing the Old Notes and the New Notes either if certificates representing Old Notes are to be forwarded herewith or if the applicable Old Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent's account at DTC and instructions are not being transmitted through DTC's Automated Tender Offer Program ("ATOP"). Unless you intend to tender Old Notes through ATOP you should complete, execute and deliver this Letter of Transmittal and Consent to indicate the action you desire to take with respect to the Exchange Offers.

         Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering."

         Holders of Old Notes tendering Old Notes by book-entry transfer to the Exchange Agent's account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal and Consent. DTC participants accepting the applicable Exchange Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an "agent's message" (as described in the Prospectus) to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal and Consent by the DTC participant identified in the agent's message.

         Holders tendering Old Notes pursuant to the Exchange Offers will thereby consent to certain proposed amendments to the indenture under which the Old Notes were issued and the New Notes will be issued, as described in the Prospectus. The completion, execution and delivery of this Letter of Transmittal and Consent (or the delivery by DTC of an agent's message in lieu thereof) constitutes the delivery of a consent with respect to the Old Notes tendered.

         Subject to the terms and conditions of the Exchange Offers and the consent solicitation and applicable law, the Company will deposit New Notes of the applicable series (in book-entry form) with the Trustee. This will occur on the third business day following the expiration date of the Exchange Offer or as soon as practicable thereafter (the "Exchange Date").

         The Exchange Agent will act as agent for the tendering holders for the purpose of receiving the New Notes from the Company and then delivering New Notes (in book-entry form) to or at the direction of those holders. The Exchange Agent will make this delivery on the same day the Company deposits the New Notes.

TENDER OF OLD NOTES

         To effect a valid tender of Old Notes through the completion, execution and delivery of this Letter of Transmittal and Consent, the undersigned must complete the table entitled "Description of Old Notes Tendered and in Request of which a Consent is Given" below and sign this Letter of Transmittal and Consent where indicated.

         The New Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned's custodian as specified in the table below, and the appropriate consent payment, if any, will be made by check to the undersigned (unless specified otherwise in the "Special Issuance and Payment Instructions" or as soon as practicable thereafter. Failure to provide the information necessary to effect delivery of New Notes will render a tender defective and the Company will have the right, which it may waive, to reject such tender.

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND CONSENT AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL AND CONSENT MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL AND CONSENT MAY BE DIRECTED TO THE EXCHANGE AGENT.


--------------------------------------------------------------------------------

         List below the Old Notes to which this Letter of Transmittal and Consent relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.


                    DESCRIPTION OF OLD NOTES TENDERED AND IN
                        RESPECT OF WHICH CONSENT IS GIVEN



   NAME(S) AND ADDRESSES OF REGISTERED                                        AGGREGATE PRINCIPAL    PRINCIPAL
              HOLDER(S)                     TITLE OF        CERTIFICATE       AMOUNT REPRESENTED      AMOUNT
          (PLEASE FILL-IN)                   SERIES           NUMBER**           BY OLD NOTES*       TENDERED*
----------------------------------------------------------------------------------------------------------------

---------------------------------------     --------------------------------------------------------------------

---------------------------------------     --------------------------------------------------------------------

---------------------------------------     --------------------------------------------------------------------

---------------------------------------     --------------------------------------------------------------------

                                                        TOTAL
                                                                              -------------------    -----------


* The principal amount of each series of the Old Notes tendered hereby must be in a denomination of $1,000 or any integral multiple thereof. See instruction 3.

**       Need not be completed by book entry holders

         Ladies and Gentlemen:

         The undersigned hereby (a) tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and Consent (collectively, the "Terms and Conditions"), receipt of which is hereby acknowledged, the principal amount or amounts of each series of Old Notes indicated in the table above entitled "Description of Old Notes Tendered and in Respect of which Consent is Given" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the series of Old Notes indicated in such table) and (b) consents, with respect to such principal amount or amounts of each such series of Old Notes, to the proposed amendments described in the Prospectus to the indenture under which such Old Notes were issued and the New Notes will be issued and to the execution of a supplemental indenture (each, a "Supplemental Indenture") effecting such amendment.

         The undersigned understands that the tender and consent made hereby will remain in full force and effect unless and until such tender and consent are revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that after the expiration of the Exchange Offers, the consent may not be revoked.

         If the undersigned is not the registered holder of the Old Notes indicated in the table above entitled "Description of Old Notes Tendered and in Respect of which Consent is Given" or such holder's legal representative or attorney-in-fact (or, in the case of Old Notes held through DTC, the DTC participant for whose account such Old Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a consent in respect of such Old Notes on behalf of the holder thereof, and such proxy is being delivered with this Letter of Transmittal and Consent.

         The undersigned understands that the Company's obligation to complete the Exchange Offer is conditioned on, among other things, the receipt (and no withdrawal) of consents to the amendments to the indenture with respect to the Old Notes from the holders, in the aggregate, of at least fifty-one percent (51%) in principal amount of both of the two series of Old notes, voting as a single class (the "Consent Condition"), although the Company is free to waive this or any other condition with respect to any or all of the Exchange Offers.

         The undersigned understands that, upon the terms and subject to the conditions of the Exchange Offers, Old Notes of any series properly tendered and accepted and not withdrawn will be exchanged for New Notes of the corresponding series. The undersigned understands that, under certain circumstances, the Company may not be required to accept any of the Old Notes tendered (including any such Old Notes tendered after the expiration date). If any Old Notes are not accepted for exchange for any reason or if Old Notes are withdrawn, such unexchanged or withdrawn Old Notes will be returned without expense to the undersigned's account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the expiration or termination of the applicable Exchange Offer.

         Subject to, and effective upon, acceptance for exchange of, and payment for, the principal amount of each series of Old Notes tendered hereby upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby

                  (1) sells, assigns and transfers to or upon the order of the Company, all right title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, such Old Notes,

                  (2) waives any and all rights with respect to such Old Notes (including any existing or past defaults and their consequences in respect of such Old Notes), and

                  (3) releases and discharges the Company and the trustee under the indenture related to the Old Notes (the "trustee"), from any and all claims the undersigned may have now or in the future, arising out of or related to such Old Notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Old Notes (other than as expressly provided in the Prospectus and in this Letter of Transmittal and Consent) or to participate in any redemption or defeasance of such Old Notes.

         The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and Consent, if and when accepted by the Company, will constitute a binding agreement between the undersigned and the Company upon the Terms and Conditions.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Old Notes tendered hereby (with full knowledge that the Exchange Agent also acts as the agent of the Company) with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to

                  (1) transfer ownership of such Old Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of the Company,

                  (2) present such Old Notes for transfer of ownership on the books of the Company,

                  (3) deliver to the Company and the trustee this Letter of Transmittal and Consent as evidence of the undersigned's consent to the proposed amendments and as certification that the Consent Condition has been satisfied, and

                  (4) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offers, as described in the Prospectus.

         All authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

         The undersigned hereby represents and warrants that:

                  (1) The undersigned (i) has full power and authority to tender the Old Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such Old Notes and (ii) either has full power and authority to consent to the proposed amendments to the indenture relating to such Old Notes or is delivering a duly executed consent (which is included in this Letter of Transmittal and Consent) from a person or entity having such power and authority,

                  (2) The Old Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such Old Notes by the Company, the Company will acquire good, indefeasible and unencumbered title to such Old Notes, free and clear of all liens, charges, claims, encumbrance, interests and restrictions of any kind, when the same are accepted by the Company, and

                  (3) The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale assignment and transfer of the Old Notes tendered hereby, to perfect the undersigned's consent to the proposed amendments or to complete the execution of the Supplemental Indentures.

         The undersigned understands that tenders of Old Notes may be withdrawn at any time prior to the expiration of the Exchange Offer. A valid withdrawal of tendered Old Notes prior to the expiration of the Exchange Offer will constitute the concurrent valid revocation of such holder's related consent. For a holder to revoke a consent a holder must withdraw the related tendered Old Notes prior to the expiration of the Exchange Offer. A tender of Old Notes may not be withdrawn at any time after the expiration of the Exchange Offer unless the Exchange Offer is extended with changes in the terms thereof that are materially adverse to the tendering holder, in which case tenders of Old Notes may be withdrawn under the conditions described in the extension. A notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific procedures set forth in the Prospectus.

         If any of the Exchange Offers is amended in a manner determined by the Company to constitute a material change, the Company will promptly disclose such amendment to the holders of the applicable series of Old Notes, and the Company will extend such Exchange Offer to a date five to ten business days after disclosing the amendment, depending on the significance of the amendment and the manner of disclosure to the holders if such Exchange Offer would otherwise have expired during such five to ten business day period.

         The undersigned recognizes that the Company has no obligations under the "Special Issuance and Payment Instructions" or the "Special Delivery Instructions" provisions of this Letter of Transmittal and Consent to effect the transfer of any Old Notes from the holder(s) thereof if the Company does not accept for exchange any of the principal amount of the Old Notes tendered pursuant to this Letter of Transmittal and Consent.

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 5)

                  To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal and Consent below, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

         Issue New Notes or Old Notes not accepted for exchange to:

              Name(s)*
                      ------------------------------------------------
                                     (PLEASE TYPE OR PRINT)

                      ------------------------------------------------
                                     (PLEASE TYPE OR PRINT)

                      ------------------------------------------------

              Address:
                      ------------------------------------------------

                      ------------------------------------------------

                      *(SUCH PERSON(S) MUST PROPERLY COMPLETE A
                        SUBSTITUTE FORM W-9, A FORM W-8BEN, A
                           FORM W-8ECI, OR A FORM W-8IMY)


         Credit unchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

        -----------------------------------------------------------------

                            (BOOK-ENTRY TRANSFER FACILITY
                           ACCOUNT NUMBER, IF APPLICABLE)

 ------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

                  To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signatures(s) appear(s) on this Letter of Transmittal and Consent below or to such person or persons at an address other than shown in the box entitled "Description of Old Notes Tendered and in Respect of Which Consent is Given" on this Letter of Transmittal and Consent above.

         Mail New Notes and/or Old Notes to:

         Name(s):*
                  ------------------------------------------------
                             (PLEASE TYPE OR PRINT)

                  ------------------------------------------------
                             (PLEASE TYPE OR PRINT)

                  ------------------------------------------------
         Address:
                  ------------------------------------------------

                  ------------------------------------------------

                  ------------------------------------------------


                      *(SUCH PERSON(S) MUST PROPERLY COMPLETE A
                        SUBSTITUTE FORM W-9, A FORM W-8BEN, A
                            FORM W-8ECI, OR A FORM W-8IMY)

       PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND CONSENT CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

 ------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

         By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders, and consents to the proposed amendments to the indenture (and to the execution of the Supplemental Indenture effecting such amendments) with respect to, the principal amount of each


X                                                                        , 2003
 --------------------------------------          -----------------------

X                                                                        , 2003
 --------------------------------------          -----------------------

X                                                                        , 2003
 --------------------------------------          -----------------------

      SIGNATURE(S) OF OWNER                               DATE

Area Code and Telephone Number
                               -----------------------------------------

         If a holder of any Old Notes is tendering any Old Notes, this Letter of Transmittal and Consent must be signed by the Registered Holders exactly as the name appears on a securities position listing of DTC or by any persons authorized to become the Registered Holders by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please so indicate at the line entitled "Capacity (full title)" and submit evidence satisfactory to the Exchange Agent and the Company of such person's authority to so act. See Instruction 4.


Printed Name(s):
                ---------------------------------------------------------------

         ----------------------------------------------------------------------
Capacity:
         ----------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 4)


Signature(s) Guaranteed by
an Eligible Institution:

-------------------------------------------------------------------------------
(AUTHORIZED SIGNATURE)

-------------------------------------------------------------------------------
(TITLE)

-------------------------------------------------------------------------------
(NAME AND FIRM)

-------------------------------------------------------------------------------
(ADDRESS)

-------------------------------------------------------------------------------

                                  INSTRUCTIONS

         1. Delivery of Letter of Transmittal and Consent. This Letter of Transmittal and Consent is to be completed by tendering holders of Old Notes either if certificates representing Old Notes are to be forwarded herewith or if tender of such Old Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC and instructions are not being transmitted through ATOP. Holders who tender their Old Notes through DTC's ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal and Consent; thus, a Letter of Transmittal and Consent need not accompany tenders effected through ATOP.

         Certificates for all physically tendered Old Notes or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and Consent (or a manually signed facsimile thereof) or properly transmitted agent's message, and any other documents required by this Letter of Transmittal and Consent, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date of the applicable Exchange Offers.

         Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 12:00 midnight, New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Old Notes to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Old Notes for purposes of the Exchange Offers.

         Delivery of a Letter of Transmittal and Consent to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal and Consent should be sent to the Company, DTC or the Dealer Manager.

         The method of delivery of this Letter of Transmittal and Consent and all other required documents, including physical delivery of certificates or delivery through DTC and any acceptance or agent's message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested and properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

         Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of Old Notes of the Company's acceptance of tendered Old Notes prior to the expiration of the Exchange Offers.

         2. Delivery of the New Notes. New Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder's custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the table hereof entitled "Description of the Old Notes Tendered and in respect of which Consent is Given." Failure to do so will render a tender of Old Notes defective, and the Company will have the right, which it may waive, to reject such tender without notice. Holders who anticipate tendering by a method other than through DTC (other than accredited investors that will receive Exchange Notes in certificated form) are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any New Notes delivered pursuant to the Exchange Offers and to obtain the information necessary to complete the table.

         3. Amount of Tenders. Tenders of Old Notes will be accepted only in denominations of U.S.$1,000 and integral multiples thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Old Notes tendered in respect of which a consent is given.

         4. Signatures on Letter of Transmittal and Consent; Instruments of Transfer; Guarantee of Signatures. For purposes of this Letter of Transmittal and Consent, the term "Registered Holder" means an owner of record as well as any DTC participant that has Old Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal and Consent must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a "Medallion Signature Guarantor"). Signatures on the Letter of Transmittal and Consent need not be guaranteed if:

         - the Letter of Transmittal and Consent is signed by a participant in DTC whose name appears on a security position listing as the owner of the Old Notes and the holder has not completed either of the boxes entitled "Special Issuance and Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal and Consent; or

         - the Old Notes are tendered for the account of an "Eligible Institution."

         An "Eligible Institution" is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 (as such terms are defined in Rule 17Ad-15):

         (a)      a bank;

         (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

         (c)      a credit union;

         (d) a national securities exchange, registered securities association or clearing agency; or

         (e) a savings institution that is a participant in a Securities Transfer Association recognized program.

         If any of the Old Notes tendered are held by two or more Registered Holders, all of the Registered Holders must sign the Letter of Transmittal and Consent.

         The Company will not accept any alternative, conditional, irregular or contingent tenders. By executing the Letter of Transmittal and Consent (or facsimile thereof) or directing DTC to transmit an agent's message, you waive any right to receive any notice of the acceptance of your Old Notes for exchange.

         If this Letter of Transmittal and Consent or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal and Consent.

         Beneficial Owners whose tendered Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old Notes.

         5. Special Issuance and Delivery Instructions. If New Notes are to be issued to a person or to an address other than as indicated in the table entitled "Description of the Old Notes Tendered and in Respect of which Consent is Given," the signer of this Letter of Transmittal and Consent should complete the "Special Issuance and Payment Instructions" and/or "Special Delivery Instructions" boxes on this Letter of Transmittal and Consent. All Old Notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which Old Notes were delivered.

         6. Transfer Taxes. Except as set forth in this Instruction 6, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Old Notes to it, or to its order, pursuant to the Exchange Offers. If New Notes are to be delivered to, or if Old Notes not tendered or not purchased are to be registered in the name of, any persons other than the Registered Holder, or if tendered Old Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal and Consent, the New Notes to be delivered to the holder will be retained by the Company until satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         7. U.S. Federal Backup Withholding, Tax Identification Number. U.S. federal income tax law requires that the holder(s) of any Old Notes that are accepted for exchange (or other payee) provide the Exchange Agent (as payer) with the holder's correct taxpayer identification number ("TIN") or otherwise establish a basis for an exemption from backup withholding. In the case of a holder who is an individual (other than a resident alien) the TIN is his or her social security number. For holders other than individuals, such holders' TINs are their employer identification numbers. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements but must establish that they are so exempt. Each holder should consult with a tax advisor regarding obtaining such exemption.

         If the Exchange Agent is not provided with either (1) a completed Substitute Form W-9 indicating a correct TIN or an adequate basis for an exemption or (2) a completed IRS Form W-8BEN (Certificate of Foreign Status), the holder (or other payee) may be subject to backup withholding (currently at the rate of 30%) on the value of the New Notes. The holder may also be subject to a penalty of $50 imposed by the Internal Revenue Service. A Substitute Form W-9 is provided below. An IRS Form W8-BEN may be obtained from the Exchange Agent. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the persons subject to backup withholding. If backup withholding results in overpayment of taxes, a refund may be obtained from the IRS.

         To prevent backup withholding, each holder of tendered Old Notes must either (1) provide a completed Substitute Form W-9 and indicate (a) a correct TIN or (b) an adequate basis for an exemption or (2) provide a completed IRS Form W-8BEN.

         The Company reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

         8. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Old Notes not in proper form or any Old Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in tenders of Old Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the Terms and Conditions by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent, the Dealer Manager or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification.

         Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of Old Notes, unless otherwise provided in this Letter of Transmittal and Consent, as soon as practicable following the expiration date of the applicable Exchange Offer or the withdrawal or termination of such Exchange Offer.

         9. Waiver of Conditions. The Company reserves the absolute right to amend or waive any of the conditions in any or all of the Exchange Offers and consent solicitations concerning any Old Notes at any time.

         10. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption "The Exchange Offers-Withdrawal of Tenders and Revocation of Corresponding Consents."

         11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal and Consent may be directed to the Dealer Manager Agent at the address and telephone number indicated herein.

                            IMPORTANT TAX INFORMATION

         Each prospective holder of New Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. Under current federal income tax law, a holder of New Notes is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the New Notes. If a holder of New Notes is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a holder of New Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

         Certain holders of New Notes (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of New Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, the appropriate Internal Revenue Service Form W-8 (e.g., W-8BEN, Form W-8ECI or Form W-8IMY), properly completed and signed under penalty of perjury, attesting to the holder's exempt status. The appropriate W-8 will be provided by the Exchange Agent upon request. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Company is required to withhold 30% of any "reportable payment" made to the holder of New Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding with respect to any payments received in respect of the New Notes, each prospective holder of New Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN), that such prospective holder is a U.S. person (including a U.S. resident alien), and that
(A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The prospective holder of New Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the New Notes. If the New Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

-------------------------------------------------------------------------------
                          PAYORS'S NAME: SHOLODGE, INC.
-------------------------------------------------------------------------------

SUBSTITUTE                          PART I--PLEASE PROVIDE YOUR TIN IN THE BOX AT      SOCIAL SECURITY NUMBER(S) OR
                                    THE RIGHT AND CERTIFY BY SIGNING AND DATING         EMPLOYER IDENTIFICATION
                                    BELOW.                                                     NUMBER(S)

                                                                                       ---------------------------

FORM W-9                            PART 2--Certification--Under penalties of perjury, I certify that: (1)
THE DEPARTMENT OF THE TREASURY,     number shown on this form is my current taxpayer identification number (or I
INTERNAL REVENUE SERVICE            am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S.
                                    person (including a U.S. resident alien).

PAYOR'S REQUEST FOR TAXPAYER        Certificate Instructions--You must cross out
IDENTIFICATION NUMBER (TIN)         item (2) in Part 2 above if you have been
                                    notified by the IRS that you are subject to
                                    backup withholding because of underreporting                 PART 3
                                    interest or dividends on your tax return.
                                    However, if after being notified by the IRS             Awaiting TIN [ ]
                                    that you are subject to backup withholding you
                                    receive another notification from the IRS
                                    stating that you are no longer subject to
                                    backup withholding, do not cross out item (2).

Signature:                                                                           Date:
                                    -----------------------------------------------------------------------------

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF NEW NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ALL PAYMENTS MADE TO YOU IN RESPECT OF THE NEW NOTES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 30% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature:                                                 Date:
          --------------------------------------                ----------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER OF SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.

Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


FOR THIS TYPE OF ACCOUNT:                                    GIVE THE SOCIAL SECURITY NUMBER OF:
-------------------------                                    -----------------------------------
1.  An individual's account                                  The individual

2.  Two or more individuals (joint account)                  The actual owner of the account or, if combined funds,
                                                             the first individual on the account(1)

3.  Custodian account of a minor                             The minor (2) (Uniform Gift to Minors Act)

4.  a. The usual revocable savings trust                     The grantor-trustee (1) account (grantor is also
                                                             trustee)

    b. So-called trust account that is  not a legal or       The actual owner (1)
valid trust under State law


5.  Sole proprietorship account                              The owner (3)

                                                             GIVE THE EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                                    NUMBER FOR:
------------------------                                     --------------------------------
6.  Sole proprietorship                                      The owner(s)

7.  A valid trust, estate or pension  trust                  The legal entity (4)

8.  Corporate account                                        The corporation

9.  Association, club, religious, charitable, educational,   The organization
or other tax-exempt organization

10. Partnership account                                      The partnership

11. A broker or registered nominee                           The broker or nominee

12. Account with the Department of Agriculture in the name   The public entity of
a public entity (such as a State or local government,
school district or prison) that receives agricultural
program payments


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at WWW.IRS.GOV.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:

         -        A corporation.

         -        A financial institution.

         - An organization exempt from tax under section 501(a), or any individual retirement plan, or a custodial account under
                  Section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

         -        The United States or any agency or instrumentality thereof.

         - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

         - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

         - An international organization or any agency, or instrumentality thereof.

         - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

         -        A real estate investment trust.

         -        A common trust fund operated by a bank under section 584(a).

         - An entity registered at all times during the tax year under the Investment Company Act of 1940.

         -        A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         -        Payments to nonresident aliens subject to withholding under section 1441.

         - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

         - Payments of patronage dividends where the amount received is not paid in money.

         -        Payments made by certain foreign organizations.

         -        Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

         -        Payments of interest on obligations issued by individuals.
                  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

         - Payments of tax-exempt interest (including the exempt-interest dividends under section 852)

         - Payments described in section 6049(b)(5) to nonresident aliens.

         -        Payments on tax-free covenant bonds under section 1451.

         -        Payments made by certain foreign organizations.

         -        Mortgage or student loan interest paid to you.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. Complete the Substitute Form W-9 as follows:

ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ACROSS THE FACE OF THE FORM, SIGN, DATE, AND RETURN THE FORM TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N of the Internal Revenue Code and the regulations thereunder.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS.--If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.